UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2017

Avnet, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	1-4224	11-1890605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (480) 643-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of the shareholders at the Annual Meeting of Shareholders of Avnet, Inc. (the “Company”) held on November 9, 2017, the results of which are as follows:

1.

The shareholders elected the eight nominees to the Board of Directors, each to serve until the next annual meeting and until their successors have been elected and qualified.  The voting results for each nominee were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Rodney C. Adkins	99,927,901	2,945,113	52,577	6,551,645
William J. Amelio	102,565,059	313,078	47,454	6,551,645
J. Veronica Biggins	100,346,087	2,522,443	57,061	6,551,645
Michael A. Bradley	101,464,947	1,404,177	56,467	6,551,645
R. Kerry Clark	100,393,669	2,474,610	57,312	6,551,645
James A. Lawrence	101,420,165	1,456,033	49,393	6,551,645
Avid Modjtabai	102,582,795	276,494	66,302	6,551,645
William H. Schumann III	101,368,657	1,504,049	52,885	6,551,645

2.The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
80,585,641	21,525,269	814,681	6,551,645

3.The proposal for shareholders to vote, on an advisory basis, on the frequency of the advisory vote on executive compensation received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
85,293,826	170,847	16,710,845	750,073	6,551,645

4.The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
108,392,320	1,006,300	78,616	N/A

The Board of Directors has considered the outcome of the advisory vote on the frequency of the advisory vote on executive compensation, and has determined that the Company will hold future advisory votes on executive compensation on an annual basis until the occurrence of the next advisory vote on the frequency of future advisory votes on executive compensation. The next advisory vote on the frequency of the advisory vote on executive compensation is required to occur no later than the Company’s 2023 Annual Meeting of Shareholders.

Item 8.01   Other Events.

On November 10, 2017, the Company announced that the Board of Directors approved adding $200,000,000 to the Company’s stock repurchase program. The Company may repurchase shares from time to time in the open market, privately negotiated transactions, block trades, accelerated share repurchase transactions or by any combination of such method. The Company may terminate or limit the stock repurchase program at any time without prior notice.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated November 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Title: Interim Chief Financial Officer

Date: November 10, 2017	AVNET, INC. Registrant
	By:	/s/ Ken Jacobson Name: Ken Jacobson Title: Interim Chief Financial Officer